Aftershock Strategies Fund

a series of Northern Lights Fund Trust II

Class N Shares (Symbol: SHKNX)

Supplement dated December 19, 2012

to the Prospectus and Statement of Additional Information (“SAI”) dated November 16, 2012

The following supersedes any contrary information contained in the Fund’s current Prospectus or SAI.

Prospectus

Summary Section – Principal Risks

The following disclosure included under the heading “Summary Section – Principal Risks” is hereby deleted in its entirety and replaced with the following:

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Regulatory Change Risk. The Adviser has filed with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” or “CPO” under Section 4.5 of regulations of the Commodity Exchange Act, as amended, with respect to the Fund’s operation. Recently, the CFTC has amended Section 4.5 in such a way that it is unclear whether the Adviser will be allowed to continue to claim this exclusion following the later of (i) June 30, 2013 or (ii) six months from the date that the CFTC issues additional guidance regarding the amended Section 4.5 (the “Effective Date”). If, following the Effective Date, the Adviser determines that it is not eligible for the exclusion under Section 4.5 or other relief from CFTC regulation, the Fund will be required to comply with certain CFTC regulations regarding disclosure, reporting and recordkeeping. The CFTC has not yet finalized the rule explaining the exact nature of the additional requirements applicable to registered investment companies like the Fund.  Compliance with such requirements will likely increase the costs associated with an investment in the Fund.

Principal Risks of Investing in the Fund

The following disclosure included under the heading “Principal Risks of Investing in the Fund” is hereby deleted in its entirety and replaced with the following:

Limited Operating History. The Fund is a new enterprise with no operating history. Accordingly, an investment in the Fund entails a high degree of risk. There can be no assurance that the Fund and the Adviser will achieve the Fund’s investment objective notwithstanding the performance of any or all of the foregoing or their respective affiliates or principals in other transactions including, without limitation, arrangements similar in nature to the Fund.

Regulatory Change Risk. The Adviser has filed with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” or “CPO” under Section 4.5 of regulations of the Commodity Exchange Act, as amended, with respect to the Fund’s operation. Recently, the CFTC has amended Section 4.5 in such a way that it is unclear whether the Adviser will be allowed to continue to claim this exclusion following the later of (i) June 30, 2013 or (ii) six months from the date that the CFTC issues additional guidance regarding the amended Section 4.5 (the “Effective Date”). If, following the Effective Date, the Adviser determines that it is not eligible for the exclusion under Section 4.5 or other relief from CFTC regulation, the Fund will be required to comply with certain CFTC regulations regarding disclosure, reporting and recordkeeping. The CFTC has not yet finalized the rule explaining the exact nature of the additional requirements applicable to registered investment companies like the Fund. If the Fund is subject to these requirements, compliance will be required within 60 days following the effective date of a final rule explaining such requirements. Compliance with such requirements would likely increase the costs associated with an investment in the Fund.

Related Performance Information of the Adviser

The following disclosure included under the heading “Related Performance Information of the Adviser – Absolute Investment Management Composite” is hereby deleted in its entirety and replaced with the following:

Net returns

2010(1)	2011	2012(2)
4.89%	4.29%	-0.43%

(1)

From the inception of the Absolute Investment Management Composite on February 1, 2010.

(2)

Returns shown are through April 30, 2012.

Average Annual Total Returns For Periods Ended December 31, 2011

	One Year	Since Commencement (1)
Absolute Investment Management Composite	4.29%	4.70%
The S&P 500 Index (reflects no deduction for fees, expenses or taxes) (2)	0.00%	8.56%

(1)

From the inception of the Absolute Investment Management Composite on February 1, 2010.

(2)

The S&P 500 Index is an independently maintained and widely published index comprised of U.S. large capitalization stocks. S&P 500 is a trademark of Standard & Poor’s.

Statement of Additional Information

Other Service Providers

The disclosure included under the heading “Other Service Providers” relating to ReFlow, LLC is hereby deleted in its entirety.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information for Class N shares dated November 16, 2012, each as amended, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-SHK-FUND (1-855-745-3863).